Exhibit 10.6

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of , 2022.

Party A:	Beijing NeoTV Culture Diffusion Co., Ltd., a limited liability company established under the laws of the People’s Republic of China (“China”, for the purpose of this Agreement only, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan), Unified Social Credit Code: 91110108MABWRRRRXE

Party B:	Lin Yuxin, National Identification Number: 310108197511204015;
Shanghai NeoTV Investment Management Partnership (Limited Partnership), Unified Social Credit Code: 9131012034241692X3;

Zhou Yingdi, National Identification Number: 310105195403230461;

Zhou Bin, National Identification Number: 330105198602170016; and

Wang Lili, National Identification Number: 130403197410130628.

Party C:	Shanghai NeoTV Culture Diffusion Co., Ltd., a company limited by shares established under the laws of China, Unified Social Credit Code: 91310000787842032J

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.	Party B holds 49,494,948 shares, accounting for 79.3891% of the equity interest in Party C, of which Lin Yuxin holds 35,055,008 shares, accounting for 56.2276% of the equity interest in Party C; Shanghai NeoTV Investment Management Partnership (Limited Partnership) holds 13,200,264 shares, accounting for 21.1730% of the equity interest in Party C; Zhou Yingdi holds 691,441 shares, accounting for 1.1091% of the equity interest in Party C; Zhou Bin holds 328,235 shares, accounting for 0.5265% of the equity interest in Party C; Wang Lili holds 220,000 shares, accounting for 0.3529% of the equity interest in Party C.
2.	The Parties intend to sign this Agreement to agree on the granting by Party B to Party A of the right to purchase the equity interests and assets of Party C held by Party B.

Now, therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	Grant of Equity Interest Purchase Option and Asset Purchase Option

1.1	Option Granted

1.1.1	Party B hereby, severally and jointly, irrevocably and unconditionally grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase all the equity interests in Party C held or will hold in the future by Party B (the “Target Interests”) once or at multiple times at any time at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the Target Interests of Party B. Each of Party B hereby waives its respective right of the first refusal (if any) under the Articles of Association of Party C and the laws of China in respect of the Target Interests and hereby irrevocably consents to the transfer of the Target Interests by the other party to Party B or the Designee(s). Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.1.2	Party C hereby irrevocably and unconditionally grants Party A an exclusive right to purchase the assets (such right being the “Asset Purchase Option”, Party A’s exercise of its Equity Interest Purchase Option or Asset Purchase Option are collectively called “exercise of options”). Subject to such Asset Purchase Option, Party A can ask Party C to transfer the asset of Party C to Party A and/or Party A’s Designee(s) once or at multiple times at any time in part or in whole (“transfer of assets”) according to the conditions and terms set forth in this Agreement to the extent permitted by Chinese laws. Party B hereby, severally and jointly, agrees that Party C shall grant Party A such Asset Purchase Option in accordance with this Article 1.1.2 and the other provisions of this Agreement. For the purpose of this Agreement, “Party C’s Assets” means all tangible and intangible assets owned by Party C and Party C’s Affiliates during the term of this Agreement or which Party C has the right to dispose of, including but not limited to any immovable and movable property, and intellectual property rights such as trademarks, copyrights, patents, proprietary technologies, domain names, software use rights, etc.

1.2	Steps for Exercise of Options

1.2.1	Subject to the terms and conditions of this Agreement, Party A shall have the absolute discretion to determine the specific time, manner and frequency of exercise of the options, to the extent permitted by Chinese laws.

1.2.2	Subject to the terms and conditions of this Agreement, Party A shall have the right at any time to require the transfer of all or part of the Target Interests of Party C from Party B, either on its own or through a Designee, and to require the transfer of all or part of the assets of Party C from Party C, either on its own or through a Designee, at any time, to the extent permitted by Chinese law.

1.2.3	In respect of the Equity Interest Purchase Option, upon each exercise of the option, Party A shall be entitled to specify at will the amount of the Target Interests to be transferred by Party B to Party A and/or the Designee(s) in such exercise, and Party B shall transfer the Target Interests to Party A and/or the Designee(s) in the amount requested by Party A, subject to the applicable Chinese laws and regulations, respectively. Party A and/or the Designee(s) shall pay to Party B the transfer price for the Target Interests transferred in each exercise.

1.2.4	In respect of the Asset Purchase Option, upon each exercise of the option, Party A shall be entitled to one or many of Party C’s assets to be transferred by Party C to Party A and/or the Designee(s) in such exercise, and Party C shall transfer such assets to Party A and/or the Designee(s) as requested by Party A, subject to the applicable Chinese laws and regulations, respectively. Party A and/or the Designee(s) shall pay to Party C the transfer price for the assets transferred in each exercise.

1.2.5	At the time of each exercise, Party A may transfer the Target Interests or the Target Assets by itself, or may designate a Designee to transfer all or part of the Target Interests or the Target Assets.

1.2.6	After each decision by Party A to exercise the options, Party A shall send to Party B and/or Party C a notice of exercise of the Equity Interest Purchase Option or a notice of exercise of the Asset Purchase Option (the “Notice of Exercise”, the forms of the Notice of Exercise in respect of the Equity Interest Purchase Option and the Asset Purchase Option are set out in Annex I and Annex II hereto respectively). Upon receipt of the Exercise Notice, Party B and/or Party C shall immediately transfer the Target Interests or the Target Assets to Party A and/or the Designee(s) in a lump sum in the manner described herein in accordance with the Exercise Notice.

1.3	Purchase Price

1.3.1	In respect of the Equity Interest Purchase Option, at each exercise of Party A’s option, the full transfer price payable by Party A or the Designee(s) to Party B shall be the lowest price permitted by Chinese laws at that time.

1.3.2	In respect of the Asset Purchase Option, at each exercise of Party A’s option, the price payable by Party A or the Designee(s) to Party C shall be the lowest price permitted by Chinese laws at that time.

1.3.3	If Party B is entitled to receive any transfer price in respect of the Target Interests held by it, or is entitled to receive any form of profit distribution, dividend, shares interest or bonus from Party C, then Party B shall agree, subject to Chinese laws, to pay to Party A as compensation the full amount of the profit distribution, dividend, shares interest or bonus (after deduction of relevant taxes) to which it is entitled in respect of such Target Interests. Party B shall instruct the relevant transferee or Party C to pay such part of the proceeds to the bank account designated by Party A at that time.

1.3.4	If Party C is entitled to receive any transfer price in respect of Party C’s assets, then Party C shall agree, subject to Chinese laws, to pay Party A as compensation the full amount of the transfer price of such Target Assets (after deduction of relevant taxes). Party C shall instruct the relevant transferee or Party C to pay such part of the proceeds to the bank account designated by Party A at that time.

1.3.5	For the purpose of this Agreement, “Transfer Price” means the total consideration payable by Party A or the Designee(s) to Party B or Party C for the acquisition of the Target Interests or Party C’s assets in accordance with this Agreement at the time of each exercise.

1.4	Once Party A issues the Notice of Exercise:

1.4.1	Party B shall cause Party C to convene a shareholder’s meeting in a timely manner, at which a resolution shall be adopted, and take all necessary actions to approve Party B or Party C to transfer all the Target Interests or Target Assets to Party A and/or the Designee(s) at the Transferred Price and waive its right of first refusal (if any);

1.4.2	Party B shall enter into a share transfer contract (the “Share Transfer Contract”) with Party A and/or the Designee(s) (where applicable) for each transfer in accordance with the provisions of this Agreement and the Option Purchase Notice.

1.4.3	Party B shall execute all necessary contracts, agreements or documents with the Parties concerned, take all further actions to obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Target Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Target Interests. For the purpose of this Article and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements. However, for the sake of clarity, it shall be deemed to exclude any security interests arising under this Agreement and Party B’s Share Interest Pledge Agreement. “Party B’s Share Interest Pledge Agreement” as used in this Article and this Agreement shall refer to the Share Interest Pledge Agreement executed by and among Party A, Party B and Party C as of , 2022 and subsequent amendments and supplements from time to time.

1.4.4	Party C shall immediately sign an asset transfer agreement (together with the Share Transfer Contract, the “Transfer Contracts”) with Party A and/or the Designee(s), transfer all of the Target Assets to Party A and/or the Designee(s) at the Transfer Price and, upon Party A’s request and in accordance with the laws and regulations, cause the Shareholders to provide Party A with the necessary support (including providing and signing all relevant legal documents, fulfilling all governmental approval and registration procedures and undertaking all relevant obligations) to enable Party A and/or the Designee(s) to acquire all the Target Assets, and such Target Assets shall be free from any legal defects and free from any security interests, third party restrictions or any other restrictions on Party C’s assets.

2.	Covenants

2.1	Covenants regarding Party C

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1	If the execution and performance of this Agreement and the grant of Equity Interest Purchase Option and Asset Purchase Option hereunder are subject to the consent, permission, waiver, authorization of any third party, or the approval, license, waiver or registration or filing with any governmental authority (if required by law), Party C will endeavor to assist in satisfying such conditions and to execute all documents and take all actions required in connection with the transfer of the Target Interests and the Target Assets hereunder to Party A or the Designee(s);

2.1.2	Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners; They will not assist or permit Party B to transfer or in any other way dispose of any Target Interests or create any security interest or other third-party rights over any Target Interests other than to perform Party B’s Share Interest Pledge Agreement;

2.1.3	Party C shall not perform or permit any conduct or action that may adversely affect Party A’s interests under this Agreement;

2.1.4	To maintain the existence of Party C and to operate its business and conduct its affairs prudently and efficiently in accordance with sound financial and commercial standards and practices so as to maintain the value of Party C’s assets and shares;

2.1.5	Without the prior written consent of Party A, they shall not sell, transfer, pledge or otherwise dispose of any legal or beneficial interest in any of Party C’s assets, business or income, or permit the encumbrance of title to any security interest therein, at any time after the date hereof;

2.1.6	Without the prior written consent of Party A, they shall not incur, inherit, guarantee or permit the creation of any new debt, except for (i) debts incurred in the normal course of business other than through loans; and (ii) debts disclosed to Party A and agreed by Party A in writing;

2.1.7	They shall make sure to prudently operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may negatively affect Party C’s operating status and asset value;

2.1.8	Without the prior written consent of Party A or Party A’s representative(s), they shall not prevent or cause Party C to execute or terminate any material contract, except those concluded in the normal course of business (for purpose of this paragraph, a contract with a value exceeding RMB 1,000,000 (one million) shall be deemed as a material contract);

2.1.9	Without the prior written consent of Party A or Party A’s representative(s), Party C shall not lend or borrow loans, provide guarantees or other forms of security, or undertake any substantial obligations outside of normal business activities;

2.1.10	Without the prior written consent of Party A or its representative(s), they shall not appoint or replace any senior management personnel of Party C;

2.1.11	They shall provide Party A with all operational and financial information of Party C upon Party A’s request;

2.1.12	Upon Party A’s request, they shall purchase and hold insurance from an insurance company agreed to by Party A with respect to Party C’s assets and business, which insurance shall be in the same amount and type of coverage as insurance purchased by a company operating a similar business;

2.1.13	Without the prior written consent of Party A, they shall not cause or permit Party C to merge or associate with any person, or to acquire or invest in any person;

2.1.14	Without the prior written consent of Party A, they shall not liquidate, dissolve or de-register Party C;

2.1.15	They shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or defend against all claims to maintain Party C’s ownership of all of its assets;

2.1.16	They shall ensure that Party C shall not pay dividends in any form to its shareholders without Party A’s prior written consent, provided that Party C shall distribute all distributable profits to its shareholders as soon as Party A so requests in writing;

2.1.17	They shall notify Party A immediately of any litigation, arbitration, administrative proceeding or governmental investigation or action that occurs or may occur affecting Party C’s share capital or Party C’s assets, business or income and shall not settle itself without Party A’s consent;

2.1.18	At Party A’s request at any time, they shall create a pledge or mortgage over Party C’s assets in favor of Party A or the Designee(s) as the right holder and execute all documents required or appropriate, make all registrations required or appropriate and take all actions customarily taken as required or appropriate for the creation and validity of such pledge or mortgage;

2.1.19	In the event that Party C is dissolved and liquidated under Chinese laws, the portion of Party C’s remaining property attributable to Party B shall be transferred to Party A or the Designee(s) at the lowest price permitted under Chinese laws; such transfer shall be non-reciprocal and Party C shall cause Party A to pay the full amount of the transfer price received to Party A or the Designee(s) as compensation within 10 (ten) business days after receiving the transfer price; Party C shall ensure that such transfer will not result in any obligation of Party A to Party B and its creditors, Party C and its creditors. If, prior to the dissolution or liquidation of Party C, Party A (or Designee) has paid the transfer price of the Target Interests to Party B, but there is a change regarding the market supervision and administration that has not been completed, then on or after the dissolution of Party C, Party C shall cause Party B to deliver to Party A (or Designee) all the proceeds of the distribution of the remaining property received as a result of holding the Target Interests promptly free of charge;

2.1.20	If Party C obtains any transfer price in respect of Party C’s assets, Party C agrees, subject to Chinese laws, to pay the full amount of the transfer price obtained for such Target Assets (after deduction of relevant taxes) to Party A as compensation. Party C shall instruct the relevant transferee or Party C to pay such portion of the proceeds to the bank account designated by Party A at that time; and

2.1.21	Upon Party A’s request, they shall appoint any person designated by it as the director of Party C.

2.2	Covenants of Party B

Party B hereby covenants as follows:

2.2.1	Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

2.2.2	Party B shall not dispose of or cause the management of Party C to dispose of any of Party C’s assets (other than in the normal course of business) or create any security interest, encumbrance or other third-party rights in such assets;

2.2.3	Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposal in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

2.2.4	Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.5	Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.6	Party B shall cause the shareholders’ meeting or the board of directors of Party C to vote to approve the transfer of the Target Interests and/or Assets as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.7	To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.8	Party B shall not appoint or replace any of Party C’s directors or supervisors, or any other management personnel of Party C that should be appointed or replaced by Party B; Party B shall appoint any person designated by Party A as director of Party C, at the request of Party A;

2.2.9	At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement;

2.2.10	Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Party B shall not cause Party C to execute any material contract, except the contracts in the normal course of business (for purpose of this paragraph, a contract with a value exceeding RMB 100,000 (one hundred thousand) shall be deemed as a material contract). To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Share Pledge Agreement among the same parties hereto or under the Power of Attorney (and subsequent revisions and additions from time to time) granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A;

2.2.11	Party B shall not announce any distribution or actual payment of any distributable profits, dividends, bonuses or share interests;

2.2.12	Party B shall make sure Party C survives effectively and is not terminated, liquidated or dissolved;

2.2.13	During the term of this Agreement, Party B must use its best efforts to develop Party C’s business and ensure Party C’s lawful and compliant operation, and shall not carry out any action or omission that may damage Party C’s assets, goodwill or affect the validity of Party C’s business license;

2.2.14	During the term of this Agreement, Party B shall promptly inform Party A of any condition that may have a material adverse effect on Party C’s existence, business operations, financial condition, assets or goodwill, and promptly take all measures accepted by Party A to exclude such adverse condition or take effective remedial measures against it;

2.2.15	If Party B receives any transfer price in respect of its shares in Party C, or receives any form of profit distribution, dividend, share interests or bonus from Party C, then Party B agrees, subject to Chinese laws, to pay the full amount of the transfer price received for such Target Interests and any profit distribution, dividend, share interests or bonus received (after deduction of relevant taxes) to Party A as compensation. Party B shall instruct the relevant transferee or Party C to pay such part of the proceeds to the bank account designated by Party A at that time;

2.2.16	In the event that Party C is dissolved and liquidated under Chinese laws, Party A may exercise all of its contributor’s rights in respect of Party C on behalf of Party B and Party B shall ensure that the portion of Party C’s remaining property attributable to Party B shall be transferred to Party A or the Designee(s) at the lowest price permitted under Chinese laws; such transfer shall be non-reciprocal and Party B shall pay the full amount of the transfer price received to Party A or the Designee(s) as compensation within ten (10) business days after receiving the transfer price; Party B shall ensure that such transfer will not result in any obligation of Party A to Party B and its creditors, or Party C and its creditors. If, prior to the dissolution or liquidation of Party C, Party A (or Designee) has paid the transfer price of the Target Interests to Party B, but there is a change regarding the market supervision and administration that has not been completed, then on or after the dissolution of Party C, Party B shall deliver to Party A (or Designee) all the proceeds of the distribution of the remaining property received as a result of holding the Target Interests promptly free of charge. In such case, Party B shall not claim any right to the proceeds of the distribution of the relevant residual property (except for those who act in accordance with Party A’s instructions).

3.	Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of purchase of the Target Interests and transfer of the Target Assets, that:

3.1	They have full and independent legal status and legal capacity, full power and authority to complete the transactions described herein, and have obtained the consent and approval of third parties and governmental authorities (if required) to execute, deliver and perform this Agreement and any Transfer Contract. Party B and Party C agree to execute a Transfer Contract consistent with the terms of this Agreement upon Party A’s exercise of options. This Agreement and the Transfer Contracts to which they are a party constitute or will constitute their legal, valid and binding obligations, and shall be enforceable against them in accordance with its terms;

3.2	The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be in conflict with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3	Party B has a good and merchantable title to the equity interests in Party C it holds and is the registered legal holder of the full ownership of the Target Interests. Except for the rights set forth in this Agreement, Party B’s Share Pledge Agreement with Party A and Party C and Party B’s Power of Attorney Agreement signed with Party A and Party C respectively, Party B does not place any security interest on such equity interests;

3.4	For the avoidance of doubt, except for the limitations that may be created by this Agreement, Party B’s Share Interest Pledge Agreement and the Power of Attorney Agreement between each of Party B with Party A and Party C respectively in respect of Party C’s assets, there are no liens, mortgages, claims and other security interests and third party rights on Party C’s assets. Pursuant to this Agreement, Party A and/or the Designee(s) may, upon exercise of the rights hereunder, may acquire good title to Party C’s assets free and clear of any liens, mortgages, claims and other security interests or third party rights;

3.5	Party C does not have any outstanding debts, except for (i) debts incurred in the normal course of business; and (ii) debts disclosed to Party A and agreed by Party A in writing.

3.6	There is no pending or probable litigation, arbitration or administrative proceedings relating to the Target Interests or assets of Party C or Party C.

4.	Term of Agreement

This Agreement shall come into force on the date when it is duly signed and/or sealed by the Parties. It shall terminate after all the Target Interests and Party C’s assets have been legally transferred to Party A and/or the Designee(s) in accordance with the provisions of this Agreement, and may also be terminated with the consent of Party A. Under no circumstances shall Party B and Party C have the right to unilaterally terminate or cancel this Agreement unless otherwise provided by law.

5.	Governing Law and Resolution of Disputes

5.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

5.2	Any dispute arising from the interpretation and performance of this Agreement shall first be settled by the Parties through friendly negotiations. If the dispute cannot be settled within 30 (thirty) days after one Party sends a written notice to the other Party requesting settlement through negotiations, either Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shanghai. The arbitration award shall be final and binding on all Parties. The Party initiating the arbitration and the responding Party shall each appoint one arbitrator, and the third arbitrator shall be appointed by the China International Economic and Trade Arbitration Commission.

5.3	In the event of any dispute arising out of the interpretation and performance of this Agreement or any dispute being arbitrated, the Parties hereto shall continue to exercise their respective rights and perform their respective obligations under this Agreement, except for the matters in dispute.

5.4	After the arbitration award has become effective, either Party shall have the right to apply to a court with jurisdiction for enforcement of the arbitration award.

6.	Taxes and Fees

Party C shall pay any and all transfer and registration taxes, expenses and fees incurred thereby in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	Notices

7.1	All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by prepaid registered mail, commercial courier service, facsimile or email to the contact address of the other Party. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

7.1.1	Notices sent by personal delivery, courier service or prepaid registered mail shall be deemed effectively delivered at the designated address on the date of receipt or refusal.

7.1.2	Notices sent by facsimile shall be deemed effectively delivered on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.1.3	Notices sent by email shall be deemed effectively delivered on the date of successful transmission of the e-mail if the sending Party receives a system message indicating successful transmission or does not receive a system message indicating that the e-mail was not delivered or was returned within 24 (twenty-four) hours.

7.2	Any Party may at any time change its address for notices by giving notice to the other Parties in accordance with this Article.

8.	Confidentiality

The Parties acknowledge that any oral or written information exchanged between the Parties in connection with this Agreement is regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except that: (i) the information is or will be in the public domain (but not as a result of disclosure to the public by any of the receiving Parties); (ii) the information shall be disclosed pursuant to the applicable laws, or regulations and rules of any stock exchange; or (iii) the information is required to be disclosed by any Party to its legal counsels or financial advisors regarding the transactions under this Agreement, provided that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the staff or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, and such Party shall be liable for breach of the Agreement as a result. Upon the termination of this Agreement, the receiving Party of the confidential information shall return all files, materials or software containing the confidential information to the original owner or the disclosing Party, or destroy the information with the consent of the original owner or the disclosing Party, including deleting all confidential information from relevant memory devices, and may not continue to use the confidential information. This Article shall survive after the termination of the Agreement for any reason.

9.	Default Liability

9.1	Each Party agrees and acknowledges that any material breach or material non-performance of any obligation by Party B and/or Party C (the “Breaching Party”) under this Agreement shall constitute a breach of contract under this Agreement (the “Breach”), and Party A shall be entitled to request the Breaching Party to cure such Breach or take remedial measures within a reasonable period. In the event, the Breaching Party fails to cure or to take remedial measures within a reasonable period or within 15 (fifteen) days after Party A sends a written notice to the Breaching Party requesting remedy, Party A shall, at its own discretion, have the right to (i) terminate this Agreement and claim all damages from the Breaching Party; or (ii) enforce the Breaching Party to perform its obligations under this Agreement and claim all damages from the Breaching Party. This Article is without prejudice to any other rights of Party A under this Agreement.

9.2	The Parties agree and acknowledge that unless otherwise provided in law or this Agreement, under no circumstances shall Party B and Party C be entitled to terminate this Agreement for any reason.

9.3	Notwithstanding other provisions under this Agreement, this Article shall survive the suspension or termination of this Agreement.

10.	Further Warranties

The Parties agree to promptly execute such documents as may be reasonably required or expedient to carry out the articles and purposes of this Agreement and to take such further action as may be reasonably required or expedient to carry out the articles and purposes of this Agreement.

11.	Miscellaneous

11.1	Amendment, alteration and supplement

Any amendment, alteration and supplement to this Agreement shall be made in writing and shall be effective when signed or sealed by all of the Parties.

11.2	Entire agreement

Except for the amendments, supplements or alterations in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations, contracts, understandings and communications reached with respect to the subject matter of this Agreement.

11.3	Headings

The headings of this Agreement are for index only, and shall not be used to interpret or affect the interpretation of the provisions of this Agreement.

11.4	Language

This Agreement is written in Chinese in counterparts, each Party having one copy with equal legal validity.

11.5	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall, through consultation in good faith, strive to replace such invalid, illegal or unenforceable provisions with effective provisions which are permitted by law and up to the expectation of the Parties to the greatest extent. The effective provisions should be able to produce similar economic effects with that being replaced as far as possible.

11.6	Successors

This Agreement shall be binding on the legal assignees (for the avoidance of doubt, the legal assignees of Party B include individuals or entities who have been assigned Party B’s shareholder rights and become legally registered shareholders of Party C, but do not include those who become shareholders of Party C as a result of Party A or its designated third parties exercising their Equity Interest Purchase Option under this Agreement) or successors of each Party. Each Party B warrants to Party A that it has made all proper arrangements and signed all required documents to ensure that in the event of its death, incapacity, bankruptcy, divorce or other circumstances that may affect the exercise of its relevant shareholder rights, its heirs, guardians, creditors, spouse and other persons who may acquire Party C’s shares or relevant rights, as a result, shall not affect or hinder the performance of this Agreement.

11.7	Severability

11.7.1	Any obligation arising from or due to this Agreement prior to the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.7.2	The provisions of Articles 5,7,8,9 and this Article 11.7 shall survive the termination of this Agreement.

11.8	Any rights, powers and remedies conferred on the Parties by any provision of this Agreement do not exclude any other rights, powers or remedies to which such Party may be entitled under the provisions of law and elsewhere hereunder and the exercise by a Party of its rights, powers and remedies does not exclude the exercise by such Party of its other rights, powers and remedies to which it is entitled.

11.9	A Party’s failure or delay in exercising any of its rights, powers and remedies under this Agreement or laws (the “Party’s Rights”) will not result in a waiver of such rights, and any waiver of a single or partial Party’s Rights will not preclude such Party’s exercise of such rights in any other manner and the exercising of other Party’s Rights.

11.10	Neither Party B nor Party C shall assign any of its rights and/or obligations under this Agreement to any third party without Party A’s prior written consent. Party A shall be entitled to assign any of its rights and/or obligations under this Agreement to any third party it designates after notifying Party B and Party C.

——Signature Pages to Follow——

[This page is the signature page for Exclusive Option Agreement without text]

Party A:

Beijing NeoTV Culture Diffusion Co., Ltd. (Seal)

Signature:
Name:
Position:	Legal Representative

[This page is the signature page for Exclusive Option Agreement without text]

Party B:

Lin Yuxin

Signature:

[This page is the signature page for Exclusive Option Agreement without text]

Party B:

Shanghai NeoTV Investment Management Partnership (Limited Partnership) (Seal)

Signature:
Name:
Position:

[This page is the signature page for Exclusive Option Agreement without text]

Party B:

Zhou Yingdi

Signature:

[This page is the signature page for Exclusive Option Agreement without text]

Party B:

Zhou Bin

Signature:

[This page is the signature page for Exclusive Option Agreement without text]

Party B:

Wang Lili

Signature:

[This page is the signature page for Exclusive Option Agreement without text]

Party C:

Shanghai NeoTV Culture Diffusion Co., Ltd. (Seal)

Signature:
Name:
Position:	Legal Representative

Appendix I:

Format of Equity Interest Purchase Option Notice

To: [Name of Party B]

Whereas our company has entered into the Exclusive Option Agreement on [       ] (“Option Agreement”) with you and Shanghai NeoTV Culture Diffusion Co., Ltd. (the “Company”) which designated that under circumstances permitted by Chinese laws and regulations, upon our requirement, you shall transfer your equity interests in the Company to our company or any third designated by our company.

Hereby, we issue the Notice of the following:

Our company hereby exercises the Equity Interest Purchase Option under the Option Agreement and requests you to transfer [*] shares (accounting for [*]% of equity interests) in the Company that you hold (the “Equity Interests to be Transferred”) to our company/[-][name of company/person] designated by our company. Please immediately transfer the Equity Interest to be Transferred to our company/ [name of company/person designated] according to Option Agreement upon receipt of this Notice subject to applicable provisions in Chinese laws and regulations.

Yours sincerely,

Beijing NeoTV Culture Diffusion Co., Ltd.

(Seal)

Authorized Representative：

Date:

Appendix II:

Format of Asset Purchase Option Notice

To: Shanghai NeoTV Culture Diffusion Co., Ltd.

Whereas our company has entered into the Exclusive Option Agreement on [ ] (“Option Agreement”) with your company, Lin Yuxin, Shanghai NeoTV Investment Management Partnership (Limited Partnership), Zhou Yingdi, Zhou Bin and Wang Lili which designated that under circumstances permitted by Chinese laws and regulations, upon our requirement, your company shall transfer your assets to our company or any third person designated by our company.

Hereby, our company issues the Notice of the following:

Our company hereby exercises the Asset Purchase Option under the Option Agreement and requests you to transfer all the assets as on the attached list (the “Assets to be Transferred”) to our company/[-][name of company/person] designated by our company. Please immediately transfer the Assets to be Transferred to our company/ [name of company/person designated] according to Option Agreement upon receipt of this Notice subject to applicable provisions in Chinese laws and regulations.

Yours sincerely

Beijing NeoTV Culture Diffusion Co., Ltd.
(Seal)

Authorized Representative:

Date:

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of , 2022.

Party A:	Beijing NeoTV Culture Diffusion Co., Ltd., a limited liability company established under the laws of the People’s Republic of China (“China”, for the purpose of this Agreement only, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan), Unified Social Credit Code: 91110108MABWRRRRXE

Party B:	CITIC Securities Company Limited, a company incorporated under China’s laws, with a unified social credit code No. 914403001017814402.

Party C:	Shanghai NeoTV Culture Diffusion Co., Ltd., a company limited by shares established under the laws of China, Unified Social Credit Code: 91310000787842032J

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

3.	Party B holds 756,000 shares, accounting for 1.2126% of the equity interest in Party C.
4.	The Parties intend to sign this Agreement to agree on the granting by Party B to Party A of the right to purchase the equity interests and assets of Party C held by Party B.

Now, therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

12.	Grant of Equity Interest Purchase Option and Asset Purchase Option

1.5	Option Granted

1.5.1	Party B hereby irrevocably and unconditionally grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase all the equity interests in Party C held or will hold in the future by Party B (the “Target Interests”) once or at multiple times at any time at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the Target Interests of Party B. Party B hereby waives its respective right of the first refusal (if any) under the Articles of Association of Party C and the laws of China in respect of the Target Interests and hereby irrevocably consents to the transfer of the Target Interests by the other party to Party B or the Designee(s). Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.5.2	Party C hereby irrevocably and unconditionally grants Party A an exclusive right to purchase the assets (such right being the “Asset Purchase Option”, Party A’s exercise of its Equity Interest Purchase Option or Asset Purchase Option are collectively called “exercise of options”). Subject to such Asset Purchase Option, Party A can ask Party C to transfer the asset of Party C to Party A and/or Party A’s Designee(s) once or at multiple times at any time in part or in whole (“transfer of assets”) according to the conditions and terms set forth in this Agreement to the extent permitted by Chinese laws. Party B hereby agrees that Party C shall grant Party A such Asset Purchase Option in accordance with this Article 1.1.2 and the other provisions of this Agreement. For the purpose of this Agreement, “Party C’s Assets” means all tangible and intangible assets owned by Party C and Party C’s Affiliates during the term of this Agreement or which Party C has the right to dispose of, including but not limited to any immovable and movable property, and intellectual property rights such as trademarks, copyrights, patents, proprietary technologies, domain names, software use rights, etc.

1.6	Steps for Exercise of Options

1.6.1	Subject to the terms and conditions of this Agreement, Party A shall have the absolute discretion to determine the specific time, manner and frequency of exercise of the options, to the extent permitted by Chinese laws.

1.6.2	Subject to the terms and conditions of this Agreement, Party A shall have the right at any time to require the transfer of all or part of the Target Interests of Party C from Party B, either on its own or through a Designee, and to require the transfer of all or part of the assets of Party C from Party C, either on its own or through a Designee, at any time, to the extent permitted by Chinese law.

1.6.3	In respect of the Equity Interest Purchase Option, upon each exercise of the option, Party A shall be entitled to specify at will the amount of the Target Interests to be transferred by Party B to Party A and/or the Designee(s) in such exercise, and Party B shall transfer the Target Interests to Party A and/or the Designee(s) in the amount requested by Party A, subject to the applicable Chinese laws and regulations, respectively. Party A and/or the Designee(s) shall pay to Party B the transfer price for the Target Interests transferred in each exercise.

1.6.4	In respect of the Asset Purchase Option, upon each exercise of the option, Party A shall be entitled to one or many of Party C’s assets to be transferred by Party C to Party A and/or the Designee(s) in such exercise, and Party C shall transfer such assets to Party A and/or the Designee(s) as requested by Party A, subject to the applicable Chinese laws and regulations, respectively. Party A and/or the Designee(s) shall pay to Party C the transfer price for the assets transferred in each exercise.

1.6.5	At the time of each exercise, Party A may transfer the Target Interests or the Target Assets by itself, or may designate a Designee to transfer all or part of the Target Interests or the Target Assets.

1.6.6	After each decision by Party A to exercise the options, Party A shall send to Party B and/or Party C a notice of exercise of the Equity Interest Purchase Option or a notice of exercise of the Asset Purchase Option (the “Notice of Exercise”, the forms of the Notice of Exercise in respect of the Equity Interest Purchase Option and the Asset Purchase Option are set out in Annex I and Annex II hereto respectively). Upon receipt of the Exercise Notice, Party B and/or Party C shall immediately transfer the Target Interests or the Target Assets to Party A and/or the Designee(s) in a lump sum in the manner described herein in accordance with the Exercise Notice.

1.7	Purchase Price

1.7.1	In respect of the Equity Interest Purchase Option, at each exercise of Party A’s option, the full transfer price payable by Party A or the Designee(s) to Party B shall be the lowest price permitted by Chinese laws at that time.

1.7.2	In respect of the Asset Purchase Option, at each exercise of Party A’s option, the price payable by Party A or the Designee(s) to Party C shall be the lowest price permitted by Chinese laws at that time.

1.7.3	If Party B is entitled to receive any transfer price in respect of the Target Interests held by it, or is entitled to receive any form of profit distribution, dividend, shares interest or bonus from Party C, then Party B shall agree, subject to Chinese laws, to pay to Party A as compensation the full amount of the profit distribution, dividend, shares interest or bonus (after deduction of relevant taxes) to which it is entitled in respect of such Target Interests. Party B shall instruct the relevant transferee or Party C to pay such part of the proceeds to the bank account designated by Party A at that time.

1.7.4	If Party C is entitled to receive any transfer price in respect of Party C’s assets, then Party C shall agree, subject to Chinese laws, to pay Party A as compensation the full amount of the transfer price of such Target Assets (after deduction of relevant taxes). Party C shall instruct the relevant transferee or Party C to pay such part of the proceeds to the bank account designated by Party A at that time.

1.7.5	For the purpose of this Agreement, “Transfer Price” means the total consideration payable by Party A or the Designee(s) to Party B or Party C for the acquisition of the Target Interests or Party C’s assets in accordance with this Agreement at the time of each exercise.

1.8	Once Party A issues the Notice of Exercise:

1.8.1	Party B shall cause Party C to convene a shareholder’s meeting in a timely manner, at which a resolution shall be adopted, and take all necessary actions to approve Party B or Party C to transfer all the Target Interests or Target Assets to Party A and/or the Designee(s) at the Transferred Price and waive its right of first refusal (if any);

1.8.2	Party B shall enter into a share transfer contract (the “Share Transfer Contract”) with Party A and/or the Designee(s) (where applicable) for each transfer in accordance with the provisions of this Agreement and the Option Purchase Notice.

1.8.3	Party B shall execute all necessary contracts, agreements or documents with the Parties concerned, take all further actions to obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Target Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Target Interests. For the purpose of this Article and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements. However, for the sake of clarity, it shall be deemed to exclude any security interests arising under this Agreement and Party B’s Share Interest Pledge Agreement. “Party B’s Share Interest Pledge Agreement” as used in this Article and this Agreement shall refer to the Share Interest Pledge Agreement executed by and among Party A, Party B and Party C as of , 2022 and subsequent amendments and supplements from time to time.

1.8.4	Party C shall immediately sign an asset transfer agreement (together with the Share Transfer Contract, the “Transfer Contracts”) with Party A and/or the Designee(s), transfer all of the Target Assets to Party A and/or the Designee(s) at the Transfer Price and, upon Party A’s request and in accordance with the laws and regulations, cause the Shareholders to provide Party A with the necessary support (including providing and signing all relevant legal documents, fulfilling all governmental approval and registration procedures and undertaking all relevant obligations) to enable Party A and/or the Designee(s) to acquire all the Target Assets, and such Target Assets shall be free from any legal defects and free from any security interests, third party restrictions or any other restrictions on Party C’s assets.

13.	Covenants

2.2	Covenants regarding Party C

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.2.1	If the execution and performance of this Agreement and the grant of Equity Interest Purchase Option and Asset Purchase Option hereunder are subject to the consent, permission, waiver, authorization of any third party, or the approval, license, waiver or registration or filing with any governmental authority (if required by law), Party C will endeavor to assist in satisfying such conditions and to execute all documents and take all actions required in connection with the transfer of the Target Interests and the Target Assets hereunder to Party A or the Designee(s);

2.2.2	Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners; They will not assist or permit Party B to transfer or in any other way dispose of any Target Interests or create any security interest or other third-party rights over any Target Interests other than to perform Party B’s Share Interest Pledge Agreement;

2.2.3	Party C shall not perform or permit any conduct or action that may adversely affect Party A’s interests under this Agreement;

2.2.4	To maintain the existence of Party C and to operate its business and conduct its affairs prudently and efficiently in accordance with sound financial and commercial standards and practices so as to maintain the value of Party C’s assets and shares;

2.2.5	Without the prior written consent of Party A, they shall not sell, transfer, pledge or otherwise dispose of any legal or beneficial interest in any of Party C’s assets, business or income, or permit the encumbrance of title to any security interest therein, at any time after the date hereof;

2.2.6	Without the prior written consent of Party A, they shall not incur, inherit, guarantee or permit the creation of any new debt, except for (i) debts incurred in the normal course of business other than through loans; and (ii) debts disclosed to Party A and agreed by Party A in writing;

2.2.7	They shall make sure to prudently operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may negatively affect Party C’s operating status and asset value;

2.2.8	Without the prior written consent of Party A or Party A’s representative(s), they shall not prevent or cause Party C to execute or terminate any material contract, except those concluded in the normal course of business (for purpose of this paragraph, a contract with a value exceeding RMB 1,000,000 (one million) shall be deemed as a material contract);

2.2.9	Without the prior written consent of Party A or Party A’s representative(s), Party C shall not lend or borrow loans, provide guarantees or other forms of security, or undertake any substantial obligations outside of normal business activities;

2.2.10	Without the prior written consent of Party A or its representative(s), they shall not appoint or replace any senior management personnel of Party C;

2.2.11	They shall provide Party A with all operational and financial information of Party C upon Party A’s request;

2.2.12	Upon Party A’s request, they shall purchase and hold insurance from an insurance company agreed to by Party A with respect to Party C’s assets and business, which insurance shall be in the same amount and type of coverage as insurance purchased by a company operating a similar business;

2.2.13	Without the prior written consent of Party A, they shall not cause or permit Party C to merge or associate with any person, or to acquire or invest in any person;

2.2.14	Without the prior written consent of Party A, they shall not liquidate, dissolve or de-register Party C;

2.2.15	They shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or defend against all claims to maintain Party C’s ownership of all of its assets;

2.2.16	They shall ensure that Party C shall not pay dividends in any form to its shareholders without Party A’s prior written consent, provided that Party C shall distribute all distributable profits to its shareholders as soon as Party A so requests in writing;

2.2.17	They shall notify Party A immediately of any litigation, arbitration, administrative proceeding or governmental investigation or action that occurs or may occur affecting Party C’s share capital or Party C’s assets, business or income and shall not settle itself without Party A’s consent;

2.2.18	At Party A’s request at any time, they shall create a pledge or mortgage over Party C’s assets in favor of Party A or the Designee(s) as the right holder and execute all documents required or appropriate, make all registrations required or appropriate and take all actions customarily taken as required or appropriate for the creation and validity of such pledge or mortgage;

2.2.19	In the event that Party C is dissolved and liquidated under Chinese laws, the portion of Party C’s remaining property attributable to Party B shall be transferred to Party A or the Designee(s) at the lowest price permitted under Chinese laws; such transfer shall be non-reciprocal and Party C shall cause Party A to pay the full amount of the transfer price received to Party A or the Designee(s) as compensation within 10 (ten) business days after receiving the transfer price; Party C shall ensure that such transfer will not result in any obligation of Party A to Party B and its creditors, Party C and its creditors. If, prior to the dissolution or liquidation of Party C, Party A (or Designee) has paid the transfer price of the Target Interests to Party B, but there is a change regarding the market supervision and administration that has not been completed, then on or after the dissolution of Party C, Party C shall cause Party B to deliver to Party A (or Designee) all the proceeds of the distribution of the remaining property received as a result of holding the Target Interests promptly free of charge;

2.2.20	If Party C obtains any transfer price in respect of Party C’s assets, Party C agrees, subject to Chinese laws, to pay the full amount of the transfer price obtained for such Target Assets (after deduction of relevant taxes) to Party A as compensation. Party C shall instruct the relevant transferee or Party C to pay such portion of the proceeds to the bank account designated by Party A at that time; and

2.2.21	Upon Party A’s request, they shall appoint any person designated by it as the director of Party C.

2.3	Covenants of Party B

Party B hereby covenants as follows:

2.3.1	Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

2.3.2	Party B shall not dispose of or cause the management of Party C to dispose of any of Party C’s assets (other than in the normal course of business) or create any security interest, encumbrance or other third-party rights in such assets;

2.3.3	Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposal in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

2.3.4	Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.3.5	Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.3.6	Party B shall cause the shareholders’ meeting or the board of directors of Party C to vote to approve the transfer of the Target Interests and/or Assets as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.3.7	To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.3.8	Party B shall not appoint or replace any of Party C’s directors or supervisors, or any other management personnel of Party C that should be appointed or replaced by Party B; Party B shall appoint any person designated by Party A as director of Party C, at the request of Party A;

2.3.9	At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement;

2.3.10	Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Party B shall not cause Party C to execute any material contract, except the contracts in the normal course of business (for purpose of this paragraph, a contract with a value exceeding RMB 100,000 (one hundred thousand) shall be deemed as a material contract). To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Share Pledge Agreement among the same parties hereto or under the Power of Attorney (and subsequent revisions and additions from time to time) granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A;

2.3.11	Party B shall not announce any distribution or actual payment of any distributable profits, dividends, bonuses or share interests;

2.3.12	Party B shall make sure Party C survives effectively and is not terminated, liquidated or dissolved;

2.3.13	During the term of this Agreement, Party B must use its best efforts to develop Party C’s business and ensure Party C’s lawful and compliant operation, and shall not carry out any action or omission that may damage Party C’s assets, goodwill or affect the validity of Party C’s business license;

2.3.14	During the term of this Agreement, Party B shall promptly inform Party A of any condition that may have a material adverse effect on Party C’s existence, business operations, financial condition, assets or goodwill, and promptly take all measures accepted by Party A to exclude such adverse condition or take effective remedial measures against it;

2.3.15	If Party B receives any transfer price in respect of its shares in Party C, or receives any form of profit distribution, dividend, share interests or bonus from Party C, then Party B agrees, subject to Chinese laws, to pay the full amount of the transfer price received for such Target Interests and any profit distribution, dividend, share interests or bonus received (after deduction of relevant taxes) to Party A as compensation. Party B shall instruct the relevant transferee or Party C to pay such part of the proceeds to the bank account designated by Party A at that time;

2.3.16	In the event that Party C is dissolved and liquidated under Chinese laws, Party A may exercise all of its contributor’s rights in respect of Party C on behalf of Party B and Party B shall ensure that the portion of Party C’s remaining property attributable to Party B shall be transferred to Party A or the Designee(s) at the lowest price permitted under Chinese laws; such transfer shall be non-reciprocal and Party B shall pay the full amount of the transfer price received to Party A or the Designee(s) as compensation within ten (10) business days after receiving the transfer price; Party B shall ensure that such transfer will not result in any obligation of Party A to Party B and its creditors, or Party C and its creditors. If, prior to the dissolution or liquidation of Party C, Party A (or Designee) has paid the transfer price of the Target Interests to Party B, but there is a change regarding the market supervision and administration that has not been completed, then on or after the dissolution of Party C, Party B shall deliver to Party A (or Designee) all the proceeds of the distribution of the remaining property received as a result of holding the Target Interests promptly free of charge. In such case, Party B shall not claim any right to the proceeds of the distribution of the relevant residual property (except for those who act in accordance with Party A’s instructions).

14.	Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of purchase of the Target Interests and transfer of the Target Assets, that:

4.1	They have full and independent legal status and legal capacity, full power and authority to complete the transactions described herein, and have obtained the consent and approval of third parties and governmental authorities (if required) to execute, deliver and perform this Agreement and any Transfer Contract. Party B and Party C agree to execute a Transfer Contract consistent with the terms of this Agreement upon Party A’s exercise of options. This Agreement and the Transfer Contracts to which they are a party constitute or will constitute their legal, valid and binding obligations, and shall be enforceable against them in accordance with its terms;

4.2	The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be in conflict with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

4.3	Party B has a good and merchantable title to the equity interests in Party C it holds and is the registered legal holder of the full ownership of the Target Interests. Except for the rights set forth in this Agreement, Party B’s Share Pledge Agreement with Party A and Party C and Party B’s Power of Attorney Agreement signed with Party A and Party C respectively, Party B does not place any security interest on such equity interests;

4.4	For the avoidance of doubt, except for the limitations that may be created by this Agreement, Party B’s Share Interest Pledge Agreement and the Power of Attorney Agreement between Party B with Party A and Party C respectively in respect of Party C’s assets, there are no liens, mortgages, claims and other security interests and third party rights on Party C’s assets. Pursuant to this Agreement, Party A and/or the Designee(s) may, upon exercise of the rights hereunder, may acquire good title to Party C’s assets free and clear of any liens, mortgages, claims and other security interests or third party rights;

4.5	Party C does not have any outstanding debts, except for (i) debts incurred in the normal course of business; and (ii) debts disclosed to Party A and agreed by Party A in writing.

3.6	There is no pending or probable litigation, arbitration or administrative proceedings relating to the Target Interests or assets of Party C or Party C.

15.	Term of Agreement

This Agreement shall come into force on the date when it is duly signed and/or sealed by the Parties. It shall terminate after all the Target Interests and Party C’s assets have been legally transferred to Party A and/or the Designee(s) in accordance with the provisions of this Agreement, and may also be terminated with the consent of Party A. Under no circumstances shall Party B and Party C have the right to unilaterally terminate or cancel this Agreement unless otherwise provided by law.

16.	Governing Law and Resolution of Disputes

5.5	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

5.6	Any dispute arising from the interpretation and performance of this Agreement shall first be settled by the Parties through friendly negotiations. If the dispute cannot be settled within 30 (thirty) days after one Party sends a written notice to the other Party requesting settlement through negotiations, either Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shanghai. The arbitration award shall be final and binding on all Parties. The Party initiating the arbitration and the responding Party shall each appoint one arbitrator, and the third arbitrator shall be appointed by the China International Economic and Trade Arbitration Commission.

5.7	In the event of any dispute arising out of the interpretation and performance of this Agreement or any dispute being arbitrated, the Parties hereto shall continue to exercise their respective rights and perform their respective obligations under this Agreement, except for the matters in dispute.

5.8	After the arbitration award has become effective, either Party shall have the right to apply to a court with jurisdiction for enforcement of the arbitration award.

17.	Taxes and Fees

Party C shall pay any and all transfer and registration taxes, expenses and fees incurred thereby in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

18.	Notices

7.2	All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by prepaid registered mail, commercial courier service, facsimile or email to the contact address of the other Party. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

7.1.4	Notices sent by personal delivery, courier service or prepaid registered mail shall be deemed effectively delivered at the designated address on the date of receipt or refusal.

7.1.5	Notices sent by facsimile shall be deemed effectively delivered on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.1.6	Notices sent by email shall be deemed effectively delivered on the date of successful transmission of the e-mail if the sending Party receives a system message indicating successful transmission or does not receive a system message indicating that the e-mail was not delivered or was returned within 24 (twenty-four) hours.

8.2	Any Party may at any time change its address for notices by giving notice to the other Parties in accordance with this Article.

19.	Confidentiality

The Parties acknowledge that any oral or written information exchanged between the Parties in connection with this Agreement is regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except that: (i) the information is or will be in the public domain (but not as a result of disclosure to the public by any of the receiving Parties); (ii) the information shall be disclosed pursuant to the applicable laws, or regulations and rules of any stock exchange; or (iii) the information is required to be disclosed by any Party to its legal counsels or financial advisors regarding the transactions under this Agreement, provided that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the staff or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, and such Party shall be liable for breach of the Agreement as a result. Upon the termination of this Agreement, the receiving Party of the confidential information shall return all files, materials or software containing the confidential information to the original owner or the disclosing Party, or destroy the information with the consent of the original owner or the disclosing Party, including deleting all confidential information from relevant memory devices, and may not continue to use the confidential information. This Article shall survive after the termination of the Agreement for any reason.

20.	Default Liability

9.4	Each Party agrees and acknowledges that any material breach or material non-performance of any obligation by Party B and/or Party C (the “Breaching Party”) under this Agreement shall constitute a breach of contract under this Agreement (the “Breach”), and Party A shall be entitled to request the Breaching Party to cure such Breach or take remedial measures within a reasonable period. In the event, the Breaching Party fails to cure or to take remedial measures within a reasonable period or within 15 (fifteen) days after Party A sends a written notice to the Breaching Party requesting remedy, Party A shall, at its own discretion, have the right to (i) terminate this Agreement and claim all damages from the Breaching Party; or (ii) enforce the Breaching Party to perform its obligations under this Agreement and claim all damages from the Breaching Party. This Article is without prejudice to any other rights of Party A under this Agreement.

9.5	The Parties agree and acknowledge that unless otherwise provided in law or this Agreement, under no circumstances shall Party B and Party C be entitled to terminate this Agreement for any reason.

9.6	Notwithstanding other provisions under this Agreement, this Article shall survive the suspension or termination of this Agreement.

21.	Further Warranties

The Parties agree to promptly execute such documents as may be reasonably required or expedient to carry out the articles and purposes of this Agreement and to take such further action as may be reasonably required or expedient to carry out the articles and purposes of this Agreement.

22.	Miscellaneous

11.11	Amendment, alteration and supplement

Any amendment, alteration and supplement to this Agreement shall be made in writing and shall be effective when signed or sealed by all of the Parties.

11.12	Entire agreement

Except for the amendments, supplements or alterations in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations, contracts, understandings and communications reached with respect to the subject matter of this Agreement.

11.13	Headings

The headings of this Agreement are for index only, and shall not be used to interpret or affect the interpretation of the provisions of this Agreement.

11.14	Language

This Agreement is written in Chinese in counterparts, each Party having one copy with equal legal validity.

11.15	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall, through consultation in good faith, strive to replace such invalid, illegal or unenforceable provisions with effective provisions which are permitted by law and up to the expectation of the Parties to the greatest extent. The effective provisions should be able to produce similar economic effects with that being replaced as far as possible.

11.16	Successors

This Agreement shall be binding on the legal assignees (for the avoidance of doubt, the legal assignees of Party B include individuals or entities who have been assigned Party B’s shareholder rights and become legally registered shareholders of Party C, but do not include those who become shareholders of Party C as a result of Party A or its designated third parties exercising their Equity Interest Purchase Option under this Agreement) or successors of each Party. Party B warrants to Party A that it has made all proper arrangements and signed all required documents to ensure that in the event of its death, incapacity, bankruptcy, divorce or other circumstances that may affect the exercise of its relevant shareholder rights, its heirs, guardians, creditors, spouse and other persons who may acquire Party C’s shares or relevant rights, as a result, shall not affect or hinder the performance of this Agreement.

11.17	Severability

11.7.3	Any obligation arising from or due to this Agreement prior to the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.7.4	The provisions of Articles 5,7,8,9 and this Article 11.7 shall survive the termination of this Agreement.

11.18	Any rights, powers and remedies conferred on the Parties by any provision of this Agreement do not exclude any other rights, powers or remedies to which such Party may be entitled under the provisions of law and elsewhere hereunder and the exercise by a Party of its rights, powers and remedies does not exclude the exercise by such Party of its other rights, powers and remedies to which it is entitled.

11.19	A Party’s failure or delay in exercising any of its rights, powers and remedies under this Agreement or laws (the “Party’s Rights”) will not result in a waiver of such rights, and any waiver of a single or partial Party’s Rights will not preclude such Party’s exercise of such rights in any other manner and the exercising of other Party’s Rights.

11.20	Neither Party B nor Party C shall assign any of its rights and/or obligations under this Agreement to any third party without Party A’s prior written consent. Party A shall be entitled to assign any of its rights and/or obligations under this Agreement to any third party it designates after notifying Party B and Party C.

——Signature Pages to Follow——

[This page is the signature page for Exclusive Option Agreement without text]

Party A:

Beijing NeoTV Culture Diffusion Co., Ltd. (Seal)

Signature:
Name:
Position:	Legal Representative

[This page is the signature page for Exclusive Option Agreement without text]

Party B:

CITIC Securities Company Limited

Signature:
Name:
Position:

[This page is the signature page for Exclusive Option Agreement without text]

Party C:

Shanghai NeoTV Culture Diffusion Co., Ltd. (Seal)

Signature:
Name:
Position:	Legal Representative

Appendix I:

Format of Equity Interest Purchase Option Notice

To: [Name of Party B]

Whereas our company has entered into the Exclusive Option Agreement on [       ] (“Option Agreement”) with you and Shanghai NeoTV Culture Diffusion Co., Ltd. (the “Company”) which designated that under circumstances permitted by Chinese laws and regulations, upon our requirement, you shall transfer your equity interests in the Company to our company or any third designated by our company.

Hereby, we issue the Notice of the following:

Our company hereby exercises the Equity Interest Purchase Option under the Option Agreement and requests you to transfer [*] shares (accounting for [*]% of equity interests) in the Company that you hold (the “Equity Interests to be Transferred”) to our company/[-][name of company/person] designated by our company. Please immediately transfer the Equity Interest to be Transferred to our company/ [name of company/person designated] according to Option Agreement upon receipt of this Notice subject to applicable provisions in Chinese laws and regulations.

Yours sincerely,

Beijing NeoTV Culture Diffusion Co., Ltd.
(Seal)

Authorized Representative:

Date:

Appendix II:

Format of Asset Purchase Option Notice

To: Shanghai NeoTV Culture Diffusion Co., Ltd.

Whereas our company has entered into the Exclusive Option Agreement on [       ] (“Option Agreement”) with your company and CITIC Securities Company Limited which designated that under circumstances permitted by Chinese laws and regulations, upon our requirement, your company shall transfer your assets to our company or any third person designated by our company.

Hereby, our company issues the Notice of the following:

Our company hereby exercises the Asset Purchase Option under the Option Agreement and requests you to transfer all the assets as on the attached list (the “Assets to be Transferred”) to our company/[-][name of company/person] designated by our company. Please immediately transfer the Assets to be Transferred to our company/ [name of company/person designated] according to Option Agreement upon receipt of this Notice subject to applicable provisions in Chinese laws and regulations.

Yours sincerely

Beijing NeoTV Culture Diffusion Co., Ltd.
(Seal)

Authorized Representative:

Date: